                              AIM TAX-EXEMPT FUNDS

                            AIM TAX-EXEMPT CASH FUND
                         AIM TAX-FREE INTERMEDIATE FUND
                     AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
                         AIM HIGH INCOME MUNICIPAL FUND

                      Supplement dated July 6, 2001 to the
             Statement of Additional Information dated July 28, 2000
                          as revised February 22, 2001


In addition to contingent deferred sales charge ("CDSC") waivers for Class C shares listed on page 52 under the section, "CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS," effective July 13, 2001, the CDSC on redemptions of Class C shares of the funds will be waived in the following circumstances where such redemptions are in connection with employee terminations or withdrawals:


         o a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code.

         o a 457 plan, even if more than one beneficiary or participant is involved.


The following sentence replaces in its entirety the first sentence of the second paragraph appearing under the heading "MANAGEMENT -- TRUSTEES AND OFFICERS" on page 31 of the Statement of Additional Information:

         "The members of the Audit Committee are Messrs. Crockett, Daly, Dowden (acting Chairman), Fields, Pennock and Sklar and Dr. Mathai-Davis."

The following sentence replaces in its entirety the first sentence of the third paragraph appearing under the heading "MANAGEMENT -- TRUSTEES AND OFFICERS" on page 31 of the Statement of Additional Information:

         "The members of the Investments Committee are Messrs. Crockett, Daly, Dowden, Fields, Pennock and Sklar (Chairman) and Dr. Mathai-Davis."

The following sentence replaces in its entirety the first sentence of the first paragraph appearing under the heading "MANAGEMENT -- TRUSTEES AND OFFICERS" on page 32 of the Statement of Additional Information:

         "The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dowden, Fields, Pennock and Sklar and Dr. Mathai-Davis."